                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 14, 2002


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                      000-12471                84-0731006
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File         I.R.S. Employer
     of incorporation)                   Number)            Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)

                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         No.      Description

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of Colorado MEDtech, Inc. to be used at meetings with investors and shareholders beginning March 14, 2002 and to be used from time to time thereafter.

ITEM 9.  REGULATION FD DISCLOSURE

         On March 14, 2002, the President and Chief Executive Officer and the company's Chief Financial Officer began meetings with investors, shareholders and analysts. A copy of the presentation materials that were used at those meetings and which are to be used from time to time thereafter is filed as
Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 14th day of March, 2002.


                                                COLORADO MEDTECH, INC.


                                                By: /s/ Peter J. Jensen
                                                   ----------------------------
                                                    Peter J. Jensen
                                                    Vice President

                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Investor and analyst presentation materials of the President and Chief
            Executive Officer and the Chief Financial Officer of Colorado MEDtech,
            Inc. to be used at meetings with investors and shareholders beginning
            March 14, 2002 and to be used from time to time thereafter.